CORPORATE OVERVIEW September 2023 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.1

| FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| LARGE MARKET POTENTIAL WELL- FUNDED MAJOR STRATEGIC COLLABORATION SIGNIFICANT UPCOMING VALUE DRIVERS Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients $284.3 million in cash and equivalents (as of 06/30/2023) Provides runway into H2’25 Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Selective BRM program on track to transition to Loxo@Lilly in H2’23 Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine or cytarabine in H2’24 FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER 3 LEADER IN NEW AREA OF CANCER BIOLOGY Foghorn is a leader in targeting chromatin biology, which has unique potential to address underlying dependencies of many genetically defined cancers Broad pipeline of over 15 programs across a range of targets and modalities

| FOGHORN: SIGNIFICANT VALUE CREATION OPPORTUNITIES >500K PATIENTS >2M PATIENTSBy 2026 POTENTIAL PATIENTS IMPACTED BY PIPELINE Today 2 NME INDs 8 NME INDs NEW MOLECULAR ENTITIES TO IND / CLINIC• Validated platform with first-in-class target in the clinic (FHD-286), with Phase 1 combination data expected in H2 2024 • At least 6 additional potential NME INDs by 2026 • >20 genetically defined tumor types in over 500K patients – includes lung, prostate, bladder, ovarian, colorectal, breast • Opportunity for additional partnerships Potential Impact in >500K Patients Across More Than 20 Tumor Types with 6 Potential New INDs by 2026 4

UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY

Untapped Area for Novel Targets and Therapeutics

CHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA



Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA

NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES

Chromatin Remodeling Complex Mutations / Overexpression





Transcription Factor Mutations / Overexpression

Helicases & Other Chromatin Binding Proteins involved in gene expression / function



TAILORED DRUGGING APPROACHES


ATP
ADP

Enzymatic Inhibitors
Highly selective and allosteric small molecule inhibitors

Targeted Protein Degradation
Molecular glue and bi-functional protein degraders



Transcription Factor Disruptors
Disrupt interactions between chromatin remodeling complexes and transcription factors


Potential druggable sites

5

| FOGHORN’S VALIDATED GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm Deep Mechanistic Understanding of the Chromatin Regulatory System Small Molecule and Degrader Platform Biochemistry, Biophysics and Assays of Large Complexes and Proteins UNIQUE TARGETS SPECIALIZED APPROACH SELECTIVE THERAPEUTICS What to Drug: Identify disease dependencies How to Drug: Biology first - small molecule modality agnostic Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders 6

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML Combination Study				FOGHORN THERAPEUTICS	Over 27,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder				LOXO ONCOLOGY Lilly / FOGHORN THERAPEUTICS	Over 100,000
	FHD-286 (BRG1/BRM)#	Uveal Melanoma				FOGHORN THERAPEUTICS	
Protein Degraders	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder				LOXO ONCOLOGY Lilly / FOGHORN THERAPEUTICS	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal				FOGHORN THERAPEUTICS	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast				FOGHORN THERAPEUTICS	Over 100,000
	Selective EP300	CBP Mutated & Subsets of EP300 Dependent Cancers				FOGHORN THERAPEUTICS	Over 100,000
	FHD-609 (BRD9)^#	Synovial Sarcoma & SMARCB1-Loss Tumors				FOGHORN THERAPEUTICS	
Transcription Factor Disruptors	Undisclosed	Undisclosed				FOGHORN THERAPEUTICS	
Partnered Program	Undisclosed	Undisclosed				LOXO ONCOLOGY Lilly / FOGHORN THERAPEUTICS	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs				LOXO ONCOLOGY Lilly / FOGHORN THERAPEUTICS	

* Per year incidence in the U.S., EU5, Japan | ^ On partial clinical hold | # Not advancing independently

7

Inhibition of the BRG1 and BRM Subunits of the BAF Complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex PHASE 1 COMBINATION STUDY FOR AML FHD-286 Is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

| TARGETING BAF DEPENDENCY IN CANCER BRG1 AND BRM SUBUNITS BRMBRG1 BAF CHROMATIN REMODELING COMPLEX • BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex • Dependency on BRM / BRG1 is well- established with multiple tumor types, including uveal melanoma, AML / MDS, NSCLC and prostate • Foghorn’s lead asset targeting BRM / BRG1, FHD-286, is a potent, selective, allosteric, small molecule inhibitor of the BRG1 and BRM subunits of the BAF complex • Phase 1 in combination with decitabine or low dose cytarabine for AML initiated; data anticipated in H2’2024 9

FHD-286: FIRST-IN-CLASS BROAD-BASED DIFFERENTIATION AGENT WITH SIGNIFICANT COMBINATION POTENTIAL IN AML

SIGNIFICANT OPPORTUNITY

~27,000 drug treated relapsed and/or refractory (R/R) AML patients in G7, with significant unmet need

No broad differentiation agent approved in AML

Significant opportunity for FHD-286

PRE-CLINICAL AND CLINICAL DATA DEMONSTRATE BROAD-BASED DIFFERENTIATION

First-in-class mechanism

Differentiation observed in heavily pre-treated patients, regardless of mutational status

Peripheral blood and bone marrow blast reductions leading to absolute neutrophil count (ANC) recoveries in a subset of patients

Strong combination potential observed in pre-clinical models with multiple agents

INITIATED PHASE 1 COMBINATION STUDY

Phase 1 in combination with decitabine or low dose cytarabine for AML initiated; data anticipated in H2'2024

Focusing on first-line R/R AML patients

10

FHD-286 HAS THE POTENTIAL TO DIFFERENTIATE LEUKEMIC STEM CELLS WHICH ARE DRIVERS OF RELAPSE IN AML



NORMAL
Hematopoietic Stem Cells (HSC)
Normal Blood Cells
Mutation
AML
Leukemic Stem Cell (LSC)
Blasts

- Current AML therapies generally target proliferative blasts
- LSCs are drivers of AML relapse
- Combined approach of targeting both LSCs and blasts can theoretically prevent relapse



Chemotherapy
Therapy-resistant LSCs capable of regenerating new leukemia
RELAPSE
LSC-targeted therapy
Leukemic blasts incapable of repopulating bone marrow
RELAPSE-FREE REMISSION

11

| FHD-286 PHASE 1 MONOTHERAPY DOSE ESCALATION OVERVIEW DESIGN PATIENTS • Oral daily dosing of FHD-286 as monotherapy • R/R AML and R/R MDS patients who exhausted all treatment options • Doses tested: 2.5mg, 5.0mg, 7.5mg, 10.0mg once daily • 40 patients enrolled: 36 R/R AML and 4 R/R MDS • 67.5% had 3+ prior lines • Majority with abnormal karyotype (82.5%) and poor genetic risk factors (65% with adverse genetic status) • Broad range of mutations STUDY OBJECTIVES • Safety and tolerability, MTD and/or RP2D • Pharmacokinetics and pharmacodynamics, clinical activity, biomarker analysis 12

FHD-286 PHASE 1 DOSE ESCALATION SAFETY SUMMARY

Overall, adverse event profile consistent with a highly relapsed and/or refractory AML population

MOST COMMON TRAES

- Dry mouth, increased blood bilirubin, increased ALT, rash

MOST COMMON ≥ GRADE 3 TRAES

- Increased blood bilirubin, hypocalcemia, DS, stomatitis, increased ALT

EXPERT ADJUDICATION COMMITTEE ASSESSMENT OF DIFFERENTIATION SYNDROME

- Number of subjects with DS
  - 1 R/R AML subject adjudicated as having definitive DS; this subject also had 2 events of Investigator-reported DS
  - 5 R/R AML subjects adjudicated as indeterminate for DS; 2 of these 5 subjects had at least one event of Investigator-reported DS
- Range of Initial Onset: 4 to 42 days

- Potential DS Symptom include:
  - Pleural effusion, pericardial effusion, volume overload, weight gain, elevated WBC counts, hypotension, ground glass opacities and/or pulmonary infiltrates on imaging without documentation of positive cultures, hypoxia, pyrexia, and/or multi-organ involvement (lung, heart, and/or kidneys)

13 |

PERIPHERAL BLOOD AND BONE MARROW BLAST COUNT REDUCTION LEADING TO ANC RECOVERY IN A SUBSET OF PATIENTS

Diagnosis	Dose Level	Mutations	Cytogenetic Risk	Cycles on Study	ANC Recovery	Peripheral Starting Blast %	Peripheral Min Blast %	Peripheral Blast % Change	BMA Starting Blast %	BMA Min Blast %	BMA Blast % Change
AML	10mg	N/A	Adverse	2.2	**YES**	15	0	(100)	40	6	(85)
AML	10mg	DNMT3A, U2AF1, DDX41, CUX1, TP53	Adverse	0.5	N	20	0	(100)	13	2	(85)
AML	10mg	NRAS, SF3B1	Intermediate	7.3	N	2	0	(100)	12	5	(58)
AML	10mg	NRAS, BRCA1, MEN1, CDKN1Ap	Adverse	0.3	N	80	11	(86)	52	-	-
AML	10mg	D17Z1, TP53	Intermediate	0.6	N	9	1	(89)	9	-	-
AML	10mg	GATA2, ETV6, KDR	Intermediate	1.4	N	2	2	0	5	-	-
AML	7.5mg	RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK1	Intermediate	2.9	N	83	1	(99)	83	2	(98)
AML	7.5mg	ASXL1, TP53, U2AF1	Adverse	1.3	N	-	5	-	36	14	(61)
AML	7.5mg	KMT2A rearrangement	Adverse	2.8	**YES**	97	5	(95)	89	48	(46)
AML	7.5mg	N/A	Adverse	4.1	**YES**	28	4	(86)	25	15	(40)
* MDS	7.5mg	DNMT3A, TP53	Adverse	1.4	N	-	0	-	8	5	(38)
AML	7.5mg	DNMT3A, KRAS, NRAS	Adverse	1.8	N	32	2	(94)	47	49	4
AML	7.5mg	CBFB (locus at 16q22)	Favorable	1.7	**YES**	32	0	(100)	27	29	7
AML	7.5mg	N/A	Adverse	0.1	N	35	19	(46)	72	-	-
AML	7.5mg	ASXL1, BCOR, FLT3ITD, NF1, CBL, H1-B, NFE2	Adverse	0.7	N	8	7	(13)	25	-	-
AML	7.5mg	N/A	-	0.5	N	0	0	0	8	-	-
AML	7.5mg	NRAS, ASXL2, SRSF2	Adverse	0.1	N	93	-	-	17	-	-
AML	7.5mg	ASXL1, DNMT3A, TET2, TP53	Adverse	0.5	N	-	4	-	-	-	-
AML	7.5mg	FLT3ITD	Favorable	0.8	N	0	39	-	12	-	-

* MDS Patient

14 |

PERIPHERAL BLOOD AND BONE MARROW BLAST COUNT REDUCTION LEADING TO ANC RECOVERY IN A SUBSET OF PATIENTS

Diagnosis	Dose Level	Mutations	Cytogenetic Risk	Cycles on Study	ANC Recovery	Peripheral Starting Blast %	Peripheral Min Blast %	Peripheral Blast % Change	BMA Starting Blast %	BMA Min Blast %	BMA Blast % Change
AML	5mg	RUNX1, NRAS, ASLX1	Adverse	3.1	**YES**	29	0	(100)	35	12	(66)
AML	5mg	N/A	Adverse	8.0	N	-	2	-	11	7	(36)
AML	5mg	N/A	Adverse	1.8	**YES**	6	0	(100)	24	16	(33)
AML	5mg	ASXL1, DNMT3A, KRAS, PTPN11, WT1, GRIN2AWT1	Adverse	2.0	N	32	38	19	49	52	6
* MDS	5mg	RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2	Adverse	1.0	**YES**	5	13	160	11	14	27
* MDS	5mg	DNMT3a, TET2	Intermediate	1.9	**YES**	0	0	0	1	2	100
AML	5mg	TET2, WT1, GATA2, PLCG2, ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2	Intermediate	1.7	**YES**	9	0	(100)	18	46	156
AML	5mg	KRAS, PTNP11, IRF8, MSH6, RUNX1	-	1.3	N	17	7	(59)	-	80	-
AML	5mg	TP53	Adverse	0.7	N	41	20	(51)	18	-	-
AML	5mg	TP53	Adverse	0.5	N	44	35	(20)	55	-	-
AML	5mg	PPM1D, TP53	Adverse	0.5	N	15	12	(20)	18	-	-
AML	5mg	KRAS, TET2	Adverse	0.6	N	37	32	(14)	56	-	-
* MDS	5mg	ASXL1, DNMT3A, IDH1, SRSF2, SF3B1, TET2	-	0.4	N	0	0	0	0	-	-
AML	5mg	N/A	Adverse	0.5	N	10	11	13	-	-	-
AML	5mg	ASXL1, NRAS, EP300, STAG2, RUNX1, TET2	Adverse	0.1	N	25	32	25	11	-	-
AML	5mg	CEBPA, KMT2C, NCOR1, CBL	-	0.3	N	48	75	56	64	-	-
AML	2.5mg	NRAS, WT1	Adverse	1.4	N	36	62	72	45	74	64
AML	2.5mg	BCR/ABL, PMLRARA, RUNX1, TET2	-	2.4	N	68	28	(59)	30	-	-
AML	2.5mg	N/A	Adverse	0.8	N	7	0	(100)	22	-	-
AML	2.5mg	DNMT3A, KRAS, TP53	Adverse	0.8	N	28	40	46	45	-	-
AML	2.5mg	DNMT3A, TP53	Adverse	1.0	N	4	-		25	-	

* MDS Patient

15

| PATIENT 5: 25-YEAR-OLD WITH AML OBSERVED MEANINGFUL CLINICAL BENEFIT 25-YEAR-OLD MALE WITH TREATMENT-RELATED AML WITH A KMT2A REARRANGEMENT • Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants • Prior Non-AML Treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) • Initiation of FHD-286 at 7.5 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery Initiation of FHD 286 PERIPHERAL BLAST COUNT 100% 0% 50% 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 ABSOLUTE NEUTROPHIL COUNT 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 16 1st SCT 2nd SCT

| PATIENT 7: 47-YEAR-OLD WITH SECONDARY AML SHOWED CLEAR SIGNS OF DIFFERENTIATION BONE BLAST REDUCTION FROM 40% TO 6% BONE MARROW ASPIRATE DEMONSTRATING CLEAR EVIDENCE OF DIFFERENTIATION 47-YEAR-OLD MALE WITH SAML WITH AN ABNORMAL KARYOTYPE (DEL (7Q), INV (3), DER (7;12), -8, ADD(1)) • Prior AML Treatment: • Progressive disease: 4 lines prior treatment and 2 bone marrow transplants • Prior non-AML treatment: • MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4. • Initiation of FHD-286 at 10 MG Dose • Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery. 17

| Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) FHD-286 DEMONSTRATED DIFFERENTIATION ACROSS A BROAD RANGE OF GENETIC BACKGROUNDS CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases 18

CLINICAL PATIENT SAMPLES SHOW LOSS OF LEUKEMIC STEM CELL IDENTITY AND TRANSFORMATION TO DIFFERENTIATED MARROW

- Single-cell RNA-seq of patient bone marrow aspirates show that marrow is heavily infiltrated with leukemic stem cell-like blasts at screening
- On treatment aspirates demonstrate that the bone marrow has lost leukemic stem cell phenotype and shifted to a more mature phenotype
- These samples recapitulate pre-clinical data of FHD-286's impact on leukemic stem cell potential
- Similar effects observed across 5.0mg, 7.5mg and 10.0mg dose levels

PATIENT BONE MARROW SHIFTS FROM LEUKEMIC STEM CELL-LIKE TO DIFFERENTIATED PHENOTYPE DURING FHD-286 THERAPY

SINGLE CELL RNA-SEQ OF PATIENT BONE MARROW AFTER ONE CYCLE AT 5.0MG


LEUKEMIC STEMNESS GENE SIGNATURE
3
2
1
0
Screening
On Tx
0
2
4
6
DIFFERENTIATED MYELOID GENE SIGNATURE

19

| PRE-CLINICAL DATA DEMONSTRATE BROAD SINGLE AGENT AML ACTIVITY WITH SIGNIFICANT POTENTIAL FOR COMBINATION 0 20 40 60 0 25 50 75 100 MLL-AF9 + FLT3-TKD Luc/GFP PDX Days, post-infusion % S ur vi va l FHD-286 + decitabine (n=8) 1 mg/kg decitabine (n=7) 1.5 mg/kg FHD-286 (n=7) Vehicle (n=7)6 weeks Rx ✱ ✱ ✱ ✱ ✱ 0 50 100 150 200 250 0 25 50 75 100 mtNPM1 + FLT3-ITD Luc/GFP AML PDX Days, post-infusion % S ur vi va l Vehicle (n=7) 1.5 mg/kg FHD-286 (n=8) 50 mg/kg B.I.D. SNDX-5613 (n=8) FHD-286 + SNDX-5613 (n=8) 8 weeks Rx ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ 0 25 50 75 100 0 25 50 75 100 mtNPM1 + FLT3-ITD Luc/GFP AML PDX Days, post-infusion % S ur vi va l Vehicle (n=7) 1.5 mg/kg FHD-286 (n=8) 30 mg/kg OTX015 (n=7) FHD-286 + OTX015 (n=7) 8 weeks Rx ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ OTX015: BET inhibitor SNDX-5613: Menin inhibitor MV4, 11 FLT3 ITD CDX mtNPM1 + FLT3 ITD Luc/GFP AML MLL-AFP + FLT3 TKD Luc/GFP PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX 20

| FHD-286 PHASE 1 COMBINATION STUDY OVERVIEW Data anticipated in H2’2024 VALIDATION OF DEPENDENCY AND APPROACH 21 DESIGN DS MANAGEMENT • Standard 3+3 dose escalation design • Oral daily dosing of FHD-286 in combination with either fixed dose decitabine or fixed dose cytarabine • R/R AML patients • Allows for first-line relapsed and/or refractory AML patients • Combination of FHD-286 with decitabine or cytarabine may mitigate the risk for differentiation syndrome given the cytoreductive properties of these agents • Adjudication committee • Enhanced monitoring and guidelines STUDY OBJECTIVES • Safety, tolerability and efficacy of the combination regimens • Pharmacokinetics and pharmacodynamics, biomarker analysis

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs Targeting BRG1 Mutated Cancers (e.g., NSCLC), 30+ Cancers with BRG1 Mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

BRG1 MUTATIONS CREATE A GENETIC DEPENDENCY ON BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indications	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 100,000
Economics of Lilly Collaboration	• 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties



BRG1
BRM



BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell
Growth Inhibited
CANCER CELL LINES

* Per year incidence in the U.S., EU5, Japan

23

| Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% BRG1 MUTATED ACROSS RANGE OF TUMORS BRG1 MUTATED IN UP TO 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS BRG1 MUTATED IN ~5% OF ALL TUMORS Broad Addressable Patient Population 24

BRM SELECTIVE INHIBITOR *IN VIVO* EFFICACY

Demonstrates PK / PD and *In Vivo* Efficacy in a BRG1 Mutant Lung CDX Model

A549-BRG1 MUTANT NSCLC MODEL



1500
1000
500
0
10
20
30
40
Tumor volume (mm³)
Days after implantation



Body Weight
120
110
100
90
80
10
20
30
40
Body weight (% Day 0)
Days after implantation
Vehicle Control (BID)
Cisplatin 4 mg / kg (IP)
FHT-BRMi 15 mg / kg (BID)
FHT-BRMi 30 mg / kg (BID)



1000
100
10
1
0
5
10
15
Mean unbound plasma conc (nM)
Time (h)
BRG1 cellular IC50
BRM cellular IC50

25

| ENZYMATIC SELECTIVITY APPROACHING 200X ACHIEVED BRG1 vs BRM ATPase activity BRM IC50 (uM) B R G 1 IC 50 (u M ) 26

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY 27 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n FHT-BRMd BRM BRG1 % Inhibition of Cell Growth % d eg ra da tio n (% ) % in hi bi tio n Concentration (uM) Concentration (uM)

SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Implicated in Subsets of Cancers Including Bladder, Colorectal, Breast, Gastric and Lung

ADVANCING HIGHLY SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS

Selective CBP Protein Degrader Overview

Target / Approach	• CREB binding protein (CBP) • Targeted protein degrader
Initial Indication	• EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers)
Mutation / Aberration	• EP300 mutated cancers
Stage	• Pre-clinical
New Patients Impacted / Year*	• Over 100,000



No Evidence of EP300 Loss
Strong Evidence of EP300 Loss
CBP Dependency Score
1.00
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
−1.50
CANCER CELL LINES

* Per year incidence in the U.S., EU5, Japan

29 |

| ADVANCEMENT OF HIGHLY SELECTIVE CBP DEGRADERS 30 SELECTIVE CBP DEGRADATION Osteosarcoma Cell Line Endogenous IF 0 1 2 3 4 5 0 25 50 75 100 125 Selective CBP Degrader U2OS log[nM] av er ag e in te ns ity no rm al iz ed to D M S O CBP EP300 Av er ag e In te ns ity N or m al iz ed to D M SO Log [nM] l tive CBP Degrader U2OS EP300 HiBiT-EP300 U2OS 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R L U ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nMFr ac tio na l L um in es ce nc e (R LU ) Ti e (hr) DMSO 3 nM nM 23 nM nM uM 3 uM Dmax: 88% 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nM HiBiT-CBP U2OS Fr ac tio na l L um in es ce nc e (R LU ) Ti (hr) DMSO 13 nM 1 nM 123 nM 370 nM 1 uM 3 uM

HIGHLY SELECTIVE DEGRADER OF CBP DEMONSTRATES CBP-DEPENDENT CELL KILLING ACROSS MULTIPLE CANCERS

Gastric Cancer



IM95 (CBP/EP300 WT)
AGS (EP300 mutant)
% Cell Viability
150
100
50
0
0.1
1
10
100
1000
10000
100000
Cmpd [nM]

Colorectal Cancer



HT29 (CBP/EP300 WT)
RFO (EP300 mutant)
% Cell Viability
150
100
50
0
0.1
1
10
100
1000
10000
100000
Cmpd [nM]

Bladder Cancer



UM-UC-3 (CBP/EP300 WT)
ScaBER (CBP/EP300 WT)
647V (EP300 mutant)
639V (EP300 mutant)
% Cell Viability
125
100
75
50
25
0
0.001
0.01
0.1
1
Cmpd [uM]

CELL PROLIFERATION ASSAYS

31

SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT CANCERS & EP300 DEPENDENT MALIGNANCIES Implicated in CBP Mutated Cancers and Subsets of EP300 Dependent Malignancies (e.g., Bladder, NSCLC, Various Lymphomas and Leukemias)

ADVANCING HIGHLY SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT CANCERS & EP300 DEPENDENT MALIGNANCIES

Selective EP300 Protein Degrader Overview

Target / Approach	• E1A binding protein p300 (EP300) • Targeted protein degrader
Initial Indication	• CBP mutant cancers and subsets of EP300 dependent malignancies (e.g., prostate, bladder, NSCLC, various lymphomas and leukemias)
Mutation / Aberration	• CBP mutant cancers • EP300 dependent malignancies
Stage	• Pre-clinical
New Patients Impacted / Year*	• Over 100,000



No Evidence of CREBBP Loss
Strong Evidence of CREBBP Loss
EP300 Dependency Score
1.25
1.00
0.75
0.50
0.25
0.00
-0.25
-0.50
-0.75
-1.00
-1.25
-1.50
-1.75
-2.00
-2.25
CANCER CELL LINES

* Per year incidence in the U.S., EU5, Japan

33

| ADVANCEMENT OF HIGHLY SELECTIVE EP300 DEGRADERS 34 SELECTIVE EP300 DEGRADATION (Osteosarcoma Cell Line) CELL PROLIFERATION ASSAYS (EP300 Dependent vs. Non-Dependent Cell Lines) HiBiT-CBP U2OS HiBiT-EP300 U2OS Time (hr) Time (hr) HiBiT Assay 1 10 100 1000 10000 0 50 100 150 Cmpd [nM] % L um in es ce nc e no rm al iz ed to D M S O CBP EP300 % L um in es ce nc e N or m al iz ed to D SM O Cmpd [nM] C EP3 % C el l V ia bi lit y 0.1 1 10 100 1000 10000 100000 0 50 100 150 Cmpd [nM] VCAP (EP300 Dep) MM1S (EP300 Dep) SKOV3 ScaBER V3 aBER P (EP300 Dep) 1S (EP300 Dep) C pd [nM] SKOV3: Ovarian cancer ScaBER: Bladder Cancer VCAP: Prostate cancer MM1S: Multiple myeloma

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader Targeting ARID1A Mutated Cancers, the Most Mutated Subunit in the BAF Complex (e.g., Ovarian, Endometrial, Colorectal, Bladder and Other Cancers)

ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted protein degrader
Initial Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 175,000


ARID1A
ARID1B


ARID1A WT
ARID1A Mutant
ARID1B Dependency Score
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
CANCER CELL LINES

* Per year incidence in the U.S., EU5, Japan

36 |

| ~5% of all solid tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 37

TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

GENE TRAFFIC CONTROL PLATFORM

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

PROTEIN DEGRADER CAPABILITIES

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

PROGRAM STATUS

- Validated selective chemical binders of ARID1B
- In process of expanding binders into novel selective protein degraders
- Assessing outcomes of ARID1B degradation and impact on BAF complex formation



Highly purified ARID1B / BAF complex

ARID1B



38

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 40

| TRANSCRIPTION FACTORS BIND TO BAF DIRECTLY WITH HIGH DEGREE OF SPECIFICITY Unique Insights into Where and How Transcription Factors Bind MASS SPEC. FOOT-PRINTING PULL-DOWN ASSAYS Foghorn’s collection of BAF sub-complexes and domains BIOPHYSICAL BIOCHEMICAL STRUCTURAL AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 MAPPING THE TF-BAF INTERACTION VALIDATING THE TF-BAF INTERACTION SPI1 TF B TF C TF D

| LARGE MARKET POTENTIAL WELL- FUNDED MAJOR STRATEGIC COLLABORATION SIGNIFICANT UPCOMING VALUE DRIVERS Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients $284.3 million in cash and equivalents (as of 06/30/2023) Provides runway into H2’25 Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Selective BRM program on track to transition to Loxo@Lilly in H2’23 Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine or cytarabine in H2’24 FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER 42 LEADER IN NEW AREA OF CANCER BIOLOGY Foghorn is a leader in targeting chromatin biology, which has unique potential to address underlying dependencies of many genetically defined cancers Broad pipeline of over 15 programs across a range of targets and modalities

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth / Over 15 Programs

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML Combination Study				FOGHORN THERAPEUTICS	Over 27,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder				LOXO / FOGHORN THERAPEUTICS	Over 100,000
	FHD-286 (BRG1/BRM)#	Uveal Melanoma				FOGHORN THERAPEUTICS	
Protein Degraders	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder				LOXO / FOGHORN THERAPEUTICS	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal				FOGHORN THERAPEUTICS	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast				FOGHORN THERAPEUTICS	Over 100,000
	Selective EP300	CBP Mutated & Subsets of EP300 Dependent Cancers				FOGHORN THERAPEUTICS	Over 100,000
	FHD-609 (BRD9)^#	Synovial Sarcoma & SMARCB1-Loss Tumors				FOGHORN THERAPEUTICS	
Transcription Factor Disruptors	Undisclosed	Undisclosed				FOGHORN THERAPEUTICS	
Partnered Program	Undisclosed	Undisclosed				LOXO / FOGHORN THERAPEUTICS	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs				LOXO / FOGHORN THERAPEUTICS	

* Per year incidence in the U.S., EU5, Japan | ^ On partial clinical hold | # Not advancing independently

43

APPENDIX FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-286 FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex PHASE 1 COMBINATION STUDY FOR AML FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

SIGNIFICANT UNMET NEED REMAINS IN R/R AML REGARDLESS OF GENOMIC ALTERATIONS

~27,000 DRUG TREATED RELAPSED AND/OR REFRACTORY AML PATIENTS IN G7

US: ~ 11,500 patients
G6: ~ 16,800 patients

FIT	UNFIT


INTENSIVE CHEMO (IC)
30%
1LRR
FHD-286 OPPORTUNITY


VEN/HMA
30%
1LRR
FHD-286 OPPORTUNITY

Epidemiology: DRG 2022 AML Report; Market Shares: Cerner Enviza CancerMPact Treatment Architecture, August 2022

46

| PHASE 1 MONOTHERAPY DOSE ESCALATION PATIENT CHARACTERISTICS Highly Relapsed and Refractory, Abnormal Karyotype, and Poor Genetic Risk Factors 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Age (years) Median (min, max) 73.0 (61, 84) 67.5 (43, 80) 66.0 (25, 75) 45.0 (27, 79) 65.5 (25, 84) ECOG status at baseline, n (%) 0 0 5 (31.3) 5 (38.5) 3 (50.0) 13 (32.5) 1 4 (80.0) 8 (50.0) 7 (53.8) 3 (50.0) 22 (55.0) 2 1 (20.0) 3 (18.8) 1 (7.7) 0 5 (12.5) Type of AML/MDS, n (%) De novo AML 0 8 (50.0) 6 (46.2) 3 (50.0) 17 (42.5) Secondary AML 5 (100) 5 (31.3) 6 (46.2) 3 (50.0) 19 (47.5) MDS 0 3 (18.8) 1 (7.7) 0 4 (10.0) Number of prior lines of systemic anti-cancer therapy for AML/MDS Median (min, max) 3 (1, 5) 3 (1, 6) 4 (1, 7) 3 (1, 5) 3 (1, 7) Risk stratification by genetics at screening, n (%) Favorable 0 0 2 (15.4) 0 2 (5.0) Intermediate 0 1 (6.3) 0 3 (50.0) 4 (10.0) Adverse 4 (80.0) 10 (62.5) 9 (69.2) 3 (50.0) 26 (65.0) Unknown/missing 0 / 1 (20.0) 5 (31.3) / 0 2 (15.4) / 0 0 / 0 7 (17.5) /1 (2.5) AML=acute myeloid leukemia; ECOG=Eastern Cooperative Oncology Group; Max=maximum; MDS=myelodysplastic syndrome; Min=minimum; MPD=myeloproliferative disease; QD=once daily. 47

| PHASE 1 MONOTHERAPY DOSE ESCALATION SAFETY SUMMARY 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Any grade TRAE 5 (100) 15 (93.8) 10 (76.9) 4 (66.7) 34 (85.0) Dry mouth 0 8 (50.0) 3 (23.1) 0 11 (27.5) Increased blood bilirubin 0 4 (25.0) 3 (23.1) 2 (33.3) 9 (22.5) ALT increased 1 (20.0) 4 (25.0) 2 (15.4) 1 (16.7) 8 (20.0) Rash 1 (20.0) 4 (25.0) 1 (7.7) 2 (33.3) 8 (20.0) Diarrhea 0 4 (25.0) 2 (15.4) 1 (16.7) 7 (17.5) Nausea/vomiting 0 5 (31.3) 0 2 (33.3) 7 (17.5) Fatigue 1 (20.0) 5 (31.3) 0 1 (16.7) 7 (17.5) Dysgeusia 0 4 (25.0) 0 2 (33.3) 6 (15.0) Decreased appetite 1 (20.0) 3 (18.8) 0 1 (16.7) 5 (12.5) AST increased 0 4 (25.0) 1 (7.7) 0 5 (12.5) Hypocalcemia 2 (40.0) 1 (6.3) 0 1 (16.7) 4 (10.0) Differentiation syndrome 1 (20.0) 1 (6.3) 2 (15.4) 0 4 (10.0) Mucosal inflammation 1 (20.0) 1 (6.3) 2 (15.4) 0 4 (10.0) Peripheral edema 1 (20.0) 2 (12.5) 1 (7.7) 0 4 (10.0) Any Grade Treatment-Related Adverse Events Occurring in >10% of Subjects 48

| PHASE 1 MONOTHERAPY DOSE ESCALATION SAFETY SUMMARY 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Grade ≥3 TRAEs 1 (20.0) 9 (56.3) 8 (61.5) 2 (33.3) 20 (50.0) Increased blood bilirubin 0 2 (12.5) 2 (15.4) 1 (16.7) 5 (12.5) Hypocalcemia 1 (20.0) 1 (6.3) 0 1 (16.7) 3 (7.5) Differentiation syndrome 0 1 (6.3) 2 (15.4) 0 3 (7.5) Stomatitis 0 2 (12.5) 1 (7.7) 0 3 (7.5) ALT increased 0 1 (6.3) 2 (15.4) 0 3 (7.5) Rash 0 1 (6.3) 1 (7.7) 0 2 (5.0) Fatigue 0 1 (6.3) 0 1 (16.7) 2 (5.0) Mucosal Inflammation 0 0 2 (15.4) 0 2 (5.0) Diarrhea 0 2 (12.5) 0 0 2 (5.0) Grade 3 or Higher Treatment-Related Adverse Events Occurring in >5% of Subjects 49

| FHD-286 SIGNIFICANTLY REDUCES LEUKEMOGENIC POTENTIAL IN IN VIVO TRANSPLANT MODEL LEUKEMOGENIC POTENTIAL TRANSPLANT MODEL 109 1010 1.5 mg/kg FHD-286 (n=4) Vehicle (n=4) mtNPM1 + FLT3-ITD Luc/GFP AML PDX Total Bioluminescent Flux (p/s) Post 5-weeks of Rx 0.0104 Veh icl e 1.5 m g/k g FHD28 6 15 20 25 30 35 VE H IC LE 1. 5 M G /K G FH D -2 86 107 108 109 FHD-286 Vehicle mtNPM1 + FLT3-ITD Luc/GFP AML PDX leukemia burden after re-transplant (post-5 weeks of earlier Rx) Total Bioluminescent Flux (p/s) (3 weeks post cell re-infusion) ✱ ✱ ✱ ✱ 3 weeks post re-transplant (p< 0.0001) Tumor bearing animals treated for 5 weeks and then sacrificed Spleens and bone marrow removed and assessed Bone marrow from sacrificed animals transplanted into new, non- tumor bearing animals; monitored for relapse mtNPM1 + FLT3 ITD Luc/GFP AML PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX Leukemia burden after re-transplant (post-5 weeks of arlier Rx) 50

| • Mature differentiated cells are functionally specialized and compose the majority of cells in the body • Cancer cells often revert to a more stem-like state in order to gain self-renewal and resistance phenotypes • CD34 is a marker of hematopoietic stem cells that can differentiate into CD11b+ mature myeloid cells • During the differentiation process, CD11b+ cells increase and CD34+ cells decrease INCREASES IN CD11b+ CELLS AND DECREASES IN CD34+ CELLS ARE ASSOCIATED WITH DIFFERENTIATION AGENTS COMMON MYELOID PROGENITOR MYELOBLAST MONOCYTE HIGH CD34+ LOW CD11b+ STEM CELL-LIKE DIFFERENTIATED LOW CD34+ HIGH CD11b+ 51

| ROBUST DIFFERENTIATION EFFECT OBSERVED IN AML PRE-CLINICAL MODELS DAY 14 SAMPLE (EVI-1 MUT) MORPHOLOGIC CHANGES OBSERVED IN PATIENT DERIVED CELL MODELS TREATED WITH FHD-286 FHD-286 CAUSES DIFFERENTIATION IN AML CELL LINES 0 10 20 30 0 10 20 30 40 50 nM, FHD-286, 7 days % d iff er en tia te d ce lls (m ye lo cy te s an d m et as ) OCI-AML3 MOLM13 CONTROL 52

STRATEGIC PARTNERSHIP LOXO ONCOLOGY AT LILLY FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| 50/50 U.S. ECONOMICS ON TWO PROGRAMS 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels $380 MILLION UPFRONT $300 million cash payment $80 million investment in Foghorn common stock at a price of $20 per share THREE UNDISCLOSED DISCOVERY PROGRAMS Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid- single digit to low-double digit range $1.3 billion in potential milestones STRATEGIC COLLABORATION WITH LOXO ONCOLOGY AT LILLY Foghorn to Lead Discovery and Research Activities 54

THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION Two Major Components Work in Concert: Chromatin Remodeling Complexes and Transcription Factors CHROMATIN Chromatin – compacted form of DNA inside the nucleus of the cell 1 | CHROMATIN REMODELING COMPLEX AND TRANSCRIPTION FACTOR Work together to orchestrate gene expression 2 | RIGHT GENES TFs guide chromatin remodeling complexes to the right locations 3 | NORMAL GENE EXPRESSION Once chromatin is unpacked, gene expression can occur 56

| Mutation or overexpression in chromatin remodeling complex results in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE Abnormal Gene Expression DISEASE Abnormal Gene Expression BREAKDOWNS IN THE CHROMATIN REGULATORY SYSTEM CAN LEAD TO DISEASE 57

| BAF Complex Subunits Mutated and Dysregulated in Cancer 28 Chromatin Remodeling Complexes and >1,000 TFs CHROMATIN REGULATORY SYSTEM Estimate >100 Transcription Factors Associated with Just the BAF Complex BAF COMPLEX AND ASSOCIATED TRANSCRIPTION FACTORS Abundance of Targets within the BAF Complex 58

PLATFORM & DRUGGING CAPABILITIES FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS PLATFORM IS POWERED BY ABILITY TO PRODUCE COMPONENTS AT SCALE Drives Drug Discovery Pipeline with Cutting Edge Technology BENEFITS Surface Mapping Assembly Affinity Screening & Validation HTS Biophysics/SPR Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders FEATURES 60

PROTEIN DEGRADER PLATFORM

CURRENT APPROACH

- A leader in developing heterobifunctional degraders for clinical evaluation in oncology
- Employing PROTAC and non-CRBN based molecular glue degradation approaches

DEGRADER CHEMICAL TOOLBOX

- Proprietary library of drug-like linkers, E3 ligase binders and potential glues
- Chemistry to rapidly identify and optimize degraders

ADVANCED MECHANISTIC CHARACTERIZATION

- Native target turnover understanding
- Cellular degradation kinetics and rates
- Structural, biochemical and cellular ternary complex characterization
- Global proteomics and ubiquitination studies
- Computational modeling of degraders
- Degradation efficacy across multiple cell types

OPTIMIZATION OF DEGRADER DRUG PROPERTIES

- Guidelines for both of oral and IV-administered degraders
- PK / PD, efficacy and safety modeling to optimize dosing and scheduling


Molecular Glue
PROTAC

61

Leadership Team, Board & Advisors FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex EXPERTISE ACROSS DRUG DISCOVERY, CLINICAL DEVELOPMENT AND COMMERCIALIZATION

PROVEN LEADERSHIP TEAM


ADRIAN GOTTSCHALK
President & CEO


SAM AGRESTA, M.D., M.P.H & TM
Chief Medical Officer


STEVE BELLON, PH.D.
Chief Scientific Officer


FANNY CAVALIE
Chief Strategy and Business Operations Officer


CARLOS COSTA
Chief People Officer


MICHAEL LACASCIA
Chief Legal Officer


ALLAN REINE, M.D.
Chief Financial Officer


JACQUELINE CINICOLA
VP, Regulatory Affairs


DANETTE L. DANIELS, PH.D.
VP, Protein Degrader Platform


DAN DINU
VP, Information Technology


ANDREW GERMAIN, PH.D.
VP, Legal


CHONG-HUI GU, PH.D.
VP, CMC and QA


KARIN HELLSVIK
VP, Corporate Affairs


MURPHY HENTEMANN, PH.D.
VP, Program Leadership


SCOTT INNIS
VP, Program Leadership


NICOLA MAJCHRZAK
VP, Clinical Development Operations


MARINA NELEN, PH.D.
VP, Drug Discovery


SAURABH SEWAK
VP, Corporate Development


BEN STRAIN
VP, Investor Relations & Corporate Communications


KEVIN WILSON
VP, Chemistry

63

INDUSTRY-LEADING BOARD OF DIRECTORS AND ADVISORS

BOARD OF DIRECTORS

DOUG COLE, M.D.
Flagship Pioneering – Board Chair; Founder

SCOTT BILLER, PH.D.
Former CSO and Strategic Advisor, Agios

SIMBA GILL, PH.D.
Evelo Biosciences, Partner at Flagship Pioneering

ADRIAN GOTTSCHALK
Foghorn President & CEO

ADAM KOPPEL, M.D., PH.D.
Bain Capital Life Sciences

THOMAS J. LYNCH, JR., M.D.
Fred Hutchinson Cancer Center

MICHAEL MENDELSOHN, M.D.
Cardurion Pharmaceuticals

B. LYNNE PARSHALL, ESQ.
Senior Strategic Advisor, Ionis Pharmaceuticals

IAN SMITH
Exec. Chair of Solid Bio., Former COO of Vertex

SCIENTIFIC & OTHER ADVISORS

CHARLES SAWYERS, M.D.
MSKCC, HHMI – SAB Chair

CRAIG PETERSON, PH.D.
Professor, UMass Medical School

GERALD CRABTREE, M.D.
Stanford, HHMI; Founder

DAVID SCHENKEIN, M.D.
General Partner, GV

TONY KOUZARIDES, PH.D.
Gurdon Institute – University of Cambridge

CIGALL KADOCH, PH.D.
Dana-Farber, Broad, HMS, HHMI; Founder

64